EXHIBIT 10.10
                             WAIVER AND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Agreement"), dated as of June , 2003, is by and between GENERAL ELECTRIC
                               ---
CAPITAL CORPORATION (the "Lender") and UNIVERSAL POWER GROUP, INC. f/k/a UNIVERSAL BATTERY CORPORATION and COMPUTER COMPONENTS CORPORATION (the "Borrower").

                                     RECITAL
                                     -------
         A. The Lender and the Borrower have entered into that certain Loan and Security Agreement, dated as of March 27, 2002, as amended (the "Loan Agreement").

         B. Events of Default (as defined in the Loan Agreement) have occurred under the Loan Agreement on account of (i) the failure of the Borrower to maintain the required Fixed Charge Coverage Ratio (as defined in the Loan Agreement) for the months ending December 31, 2002, January 31, 2003 and February 28, 2003 in accordance with the terms of Section 1, Schedule G of the Loan Agreement and (ii) the failure of the Borrower to maintain the required Tangible Net Worth (as defined in the Loan Agreement) for the Fiscal Quarter ending December 31, 2002 in accordance with the terms of Section 2, Schedule G of the Loan Agreement.

         C. The Borrower has requested that the Lender waive such Events of Default and make certain other changes to the Loan Agreement as set forth herein.

         D. The Lender has agreed to waive such Events of Default and make such other changes so long as the Loan Agreement is amended as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

            1. The Lender hereby waives the Events of Default caused by (i) the failure of the Borrower to maintain the required Fixed Charge Coverage Ratio for the months ending December 31, 2002, January 31, 2003 and February 28, 2003 in accordance with the terms of Section 1, Schedule G of the Loan Agreement and
(ii) the failure of the Borrower to maintain the required Tangible Net Worth (as defined in the Loan Agreement) for the Fiscal Quarter ending December 31, 2002 in accordance with the terms of Section 2, Schedule G of the Loan Agreement. The foregoing waiver is only applicable for the specific Events of Default referenced above. The Borrower is required to be in compliance with Section 1 of Schedule G of the Loan Agreement for the month ending March 31, 2003 and for each month ending thereafter and in compliance with Section 2 of Schedule G of the Loan Agreement for the Fiscal Quarter ending March 31, 2003 and for each Fiscal Quarter ending thereafter.

            2. The last paragraph of the definition of "Eligible Accounts" in Schedule A of the Loan Agreement (which was added by Section 3 of that certain Waiver and Amendment to Loan and Security Agreement dated July 31, 2002) is amended in its entirety so that such paragraph now reads as follows:


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               Notwithstanding   anything  to  the  contrary  contained  herein,
            "Eligible Accounts" shall not include Accounts of Brink's Home Security, Inc. ("Brink's") to the extent that (i) the total unpaid Accounts of Brink's exceed the lesser of 40% of the aggregate of all Accounts (with such 40% to be reduced to 25% automatically upon the reduction by S&P or Moody's of the senior unsecured debt rating of Brinks Company to a rating below investment grade) or $2,000,000 or
            (ii) more than 10% of the total unpaid Accounts of Brink's are past due for more than 60 days.

            3. Subsection (b) (i) of the definition of "Borrowing Base" is amended by replacing the reference to "$3,000,000" with a reference to "$3,500,000."

            4. Subsection (ii) of the definition of "Fixed Charge Coverage Ratio" is amended in its entirety so that such subsection now reads as follows:

               (ii) cash taxes paid during such period,

            5. Section 4 in Schedule G of the Loan Agreement is amended in its entirety so that such Section now reads as follows:
               4. Net Borrowing Availability. Borrower shall maintain Net Borrowing Availability of at least $250,000 at all times.

            6. All references in the Loan Agreement to "Computer Components Corporation" shall refer to "Universal Power Group, Inc." and the Lender hereby consents to such change.

            7. Except as modified hereby, all of the terms and provisions of the Loan Agreement remain in full force and effect.

            8. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

            9. This Agreement shall be a "Loan Document" (as defined in the Loan Agreement) and shall be subject to all of the terms, provisions and conditions of the Loan Agreement including the terms and provisions of Sections 9.10 and
9.11 of the Loan Agreement.

            10. All references to the term "Agreement" in each of the Loan Documents (as defined in the Loan Agreement) shall refer to the Loan Agreement as amended by this Agreement. All references to "Computer Components Corporation" in each of the Loan Documents shall refer to "Universal Power Group, Inc."

            11. The Borrower will execute such additional documents as are reasonably requested by the Lender to reflect the terms and conditions of this Agreement and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Lender. In addition, the Borrower will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this



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transaction,   including,   without   limitation,   the   reasonable   fees  and
out-of-pocket expenses of special counsel to the Lender as well as any and all filing and recording fees and stamp and other taxes with respect thereto and to save the Lender harmless from any and all such costs, expenses and liabilities.

            12. The Borrower shall pay Lender a fee of $30,000 on the date hereof. The Borrower shall also pay on the date hereof all reasonable fees and expenses of the Lender's external counsel.

            13. The Borrower acknowledges and agrees that it is obligated to pay the "Obligations" (as defined in the Loan Agreement) without setoff, defense or counterclaim.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers as of the day and year first above written.

            UNIVERSAL POWER GROUP, INC. f/k/a UNIVERSAL BATTERY CORPORATION and COMPUTER COMPONENTS CORPORATION


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                   -------------------------------------


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------
































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                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges as of the     day of June, 2003 the
                                                      -----
execution by Universal Power Group, Inc. f/k/a Universal Battery Corporation and Computer Components Corporation (the "Borrower") of the foregoing Waiver and Amendment to Loan of Security Agreement (the "Agreement") and agrees that the obligations of the undersigned under that certain Guarantee dated as of March 27, 2002 executed by the undersigned in favor of General Electric Capital Corporation (the "Guarantee") remains in full force and effect and that there are no set-offs, defenses or counterclaims available to the undersigned with respect to the performance of such obligations. All references in the Guarantee to "Tech Electro Industries, Inc." shall refer to Zunicom, Inc."

                       ZUNICOM, INC. f/k/a TECH ELECTRO INDUSTRIES, INC.


                       By:
                          ------------------------------
                       Name:
                            ----------------------------
                       Title:
                             ---------------------------


































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